UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): June 6, 2006 (June 6, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                  01-13031                   62-1674303
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)

           111 Westwood Place, Suite 200
                Brentwood, Tennessee                              37027
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

         On June 6, 2006, American Retirement Corporation issued a press release announcing the record date and meeting date of a special meeting of shareholders to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 12, 2006, by and among Brookdale Senior Living, Inc., Beta Merger Sub Corporation, and the Company, as the merger agreement may be amended from time to time. A copy of the press release is furnished herewith as Exhibit 99.1.

         On May 26, 2006, the Company and Brookdale filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. If the Company and Brookdale do not receive a request for additional information, the waiting period will expire on June 26, 2006, if not terminated earlier.

Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits.

               99.1         Press Release dated June 6, 2006

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN RETIREMENT CORPORATION

                                   By: /s/ Bryan D. Richardson
                                       -----------------------------------------
                                       Bryan D. Richardson
                                       Executive Vice President - Finance and
                                       Chief Financial Officer

Date:  June 6, 2006

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


                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

99.1                  Press Release dated June 6, 2006


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